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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2000
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


         Ohio                    1-4851                  34-0526850
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   (State or other          (Commission File   (IRS Employer Identification No.)
   jurisdiction of              Number)
   incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:           OTHER EVENTS.
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         On April 26, 2000, The Sherwin-Williams Company issued a press release announcing that John G. Breen has retired as Chairman and Christopher M. Connor has been elected as Chairman. Mr. Connor, Chief Executive Officer since October 1999, continues to hold that title. The press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7:           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  ---------------------------------------------------------
                  EXHIBITS.
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(c)      Exhibits

         EXHIBIT NO.       EXHIBIT DESCRIPTION

         99                Press Release of Sherwin-Williams, dated
                           April 26, 2000.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE SHERWIN-WILLIAMS COMPANY


April 28, 2000                By:  /s/ L.E. Stellato
                                   ------------------------------
                                       L.E. Stellato
                                       Vice President, General Counsel and
                                       Secretary



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                                  EXHIBIT INDEX
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   EXHIBIT NO.    EXHIBIT DESCRIPTION
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       99         Press Release of Sherwin-Williams, dated April 26, 2000.



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